SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                  ______________________________


                             Form 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        December 28, 1994
                   ----------------------------
                          Date of Report
                (Date of earliest event reported)


                   LIN BROADCASTING CORPORATION
 ---------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


   Delaware                  0-2481            62-0673800
- ----------------     --------------------    ---------------
(State or other      (Commission File No.)    I.R.S. Employer
jurisdiction of                              Identification No.)
 incorporation)


                       5295 Carillon Point
                   Kirkland, Washington  98033
 ---------------------------------------------------------------
   (Address of principal executive offices, including zip code)



                          (206) 828-1902
 ---------------------------------------------------------------
       (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

     On December 28, 1994, LIN Broadcasting Corporation, a
Delaware corporation (the "Registrant" or "LIN Broadcasting"), distributed to the holders of the Registrant's Common Stock, $.01 par value (the "LIN Broadcasting Common Stock"), of record on December 9, 1994 (the "Record Date"), all of the outstanding common stock, $.01 par value, of the Registrant's wholly owned subsidiary, LIN Television Corporation, a Delaware Corporation
("LIN Television"). The distribution (the "Distribution") was made in the form of a stock dividend of one share of the common stock of LIN Television (the "LIN Television Common Stock") for every two shares of LIN Broadcasting Common Stock held on the Record Date. The Registrant did not receive any shares of LIN Television Common Stock in respect of LIN Broadcasting Common
Stock held by the Registrant as treasury shares. The "ex-distribution" date for the Distribution, as established by the Nasdaq National Market, was December 29, 1994. Fractional shares of LIN Television Common Stock to which holders of LIN
Broadcasting Common Stock would have been entitled as a result of the Distribution have been aggregated and sold, and the cash proceeds will be distributed as promptly as practicable to the record holders entitled thereto. The Internal Revenue Service has ruled that receipt of shares of LIN Television Common Stock in the Distribution will not result in the recognition of income, gain or loss for federal income tax purposes (except with respect to any cash received in lieu of a fractional share interest in LIN Television Common Stock).

     On December 28, 1994, pursuant to the Asset Purchase Agreement, dated June 7, 1994, as amended (the "Asset Purchase Agreement"), among LIN Broadcasting, LIN Television, Cook Inlet Communications, Inc., an Alaska corporation, and Cook Inlet Communications Corp., a Delaware corporation ("CICC"), LIN Television acquired substantially all the assets and assumed certain liabilities of WTNH-TV, New Haven-Hartford, Connecticut ("WTNH-TV"), from CICC in exchange for $120,170,000 in cash and approximately 11.5% of the LIN Television Common Stock outstanding after giving effect to such issuance (the "Acquisition" and, together with the Distribution, the "Transaction"). The cash portion of the purchase price is subject to post-closing adjustment.

     As a result of the Transaction, approximately 42.3% of the LIN Television Common Stock is now publicly owned; approximately
11.5% is held by CICC; and approximately 46.2% is held indirectly by McCaw Cellular Communications, Inc., a Delaware corporation
("McCaw"), which is a wholly owned subsidiary of AT&T Corp., a Delaware corporation ("AT&T"). LIN Television Common Stock is quoted on the Nasdaq National Market.

     LIN Television now owns seven network-affiliated television broadcasting stations: KXAS-TV, Fort Worth-Dallas, Texas; WISH-TV, Indianapolis, Indiana; WTNH-TV, New Haven-Hartford, Connecticut; WAVY-TV, Norfolk-Portsmouth, Virginia; KXAN-TV, Austin, Texas; WAND-TV, Decatur-Champaign-Springfield-Danville, Illinois; and WANE-TV, Fort Wayne, Indiana. In addition to its cellular communications business, LIN Broadcasting retains ownership of WOOD-TV, an NBC affiliate in Grand Rapids, Michigan. WOOD-TV, in turn, provides programming and marketing services to WOTV-TV, Grand Rapids, Michigan. As a result of the Distribution, LIN Television is now an independent, publicly held company.

     In connection with the Distribution, the Registrant and LIN Television entered into a number of agreements, including: a Distribution Agreement, which provides for, among other things, the principal corporate transactions required to effect the Distribution and certain other agreements governing the relationship between the Registrant and LIN Television; a Tax Allocation Agreement, which provides for the allocation between the Registrant and LIN Television of responsibilities, liabilities and benefits relating to or affecting taxes paid or payable by either of them or their respective subsidiaries for all taxable periods before and after the Distribution; a Management Services Agreement, pursuant to which the Registrant and LIN Television will each provide to the other, upon request and for up to one year after the Distribution, certain corporate administrative services, such as tax, treasury and legal services; and an Employee Benefits Allocation Agreement, which provides for the treatment of outstanding options to purchase LIN Broadcasting Common Stock granted under the LIN Broadcasting Amended and Restated 1969 Stock Option Plan and certain other matters, including the allocation of retirement, medical, disability and other employee welfare and benefit plans between the Registrant and LIN Television.

     LIN Television and certain subsidiaries of LIN Broadcasting also entered into a Consulting Agreement, pursuant to which LIN Television will provide management and operational consulting for WOOD-TV and WOTV-TV, and a Right of First Refusal Agreement, pursuant to which, in the event that LIN Broadcasting receives and wishes to accept an offer to purchase assets associated with WOOD-TV or WOTV-TV, LIN Television has the right to purchase such assets at the offered price.

     The foregoing descriptions are qualified in their entirety by reference to the full text of the Distribution Agreement, the Tax Allocation Agreement, the Management Services Agreement, the Employee Benefits Allocation Agreement, the Consulting Agreement, the Right of First Refusal Agreement and the Asset Purchase Agreement (including the First and Second Amendments thereto), which are attached hereto as Exhibits 2.1-2.6 and 99.1-99.3, respectively, and are filed herewith. Additional information concerning LIN Television, the Distribution and the Acquisition is contained in LIN Television's Registration Statement on Form S-1, as amended (File No. 33-84718).

     On December 28, 1994, in connection with the Transaction, Donald Guthrie, Senior Vice President-Finance of LIN Broadcasting, resigned from his position as Vice President, Treasurer and Assistant Secretary of LIN Television and Gary R. Chapman resigned from his position as President-LIN Television Group of LIN Broadcasting. Mr. Chapman will remain the President and Chief Executive Officer of LIN Television.

Item 5.   Other Information

     Separately, the Registrant announced on January 4, 1995 that the independent directors of LIN Broadcasting (the "LIN Independent Directors") have selected the investment banking firms of Lehman Brothers Inc. and Bear, Stearns & Co. to act jointly on behalf of the LIN Independent Directors as appraisers in accordance with the Private Market Value Guarantee ("PMVG") agreement between LIN Broadcasting and McCaw which was entered into when McCaw acquired a controlling interest in LIN Broadcasting in 1990. McCaw became a wholly-owned subsidiary of AT&T in 1994. AT&T and McCaw announced on the same day that Morgan Stanley & Co. Incorporated will serve as McCaw's appraiser under the PMVG.

     Under the terms of the PMVG, the appraisers representing the LIN Independent Directors and the appraiser appointed by AT&T are expected to meet in January and early February, 1995, to discuss their views of the private market value of LIN Broadcasting and to present their final views to each other by February 15, 1995. If the higher appraisal of the private market value is not more than 110 percent of the lower appraisal, then the private market value shall be the average of the two appraisals. Otherwise, the appraisers shall agree on a third appraiser who shall determine an appraised amount by March 7, 1995. If the third appraised amount is greater than one-third but less than two-thirds of the way between the other two appraisals, then the third appraisal shall be the private market value. Otherwise, the private market value shall be the average of the third appraised amount and the closest of the other two appraisals.

     From the date of determination of the private market value, McCaw will have 45 days to decide whether or not to offer to purchase the publicly owned shares of LIN Broadcasting that it does not own. If McCaw decides not to purchase the approximately 48% of LIN Broadcasting that it does not own, then LIN Broadcasting will be put up for sale under the direction of the LIN Independent Directors in a manner intended to maximize value for all shares of LIN Broadcasting. McCaw is required under the terms of the PMVG to fully cooperate in any such sale to a third party. The sale of 48% of LIN Broadcasting to McCaw or the sale of 100% of LIN Broadcasting will require approval of a majority of the shareholders of LIN Broadcasting not affiliated with McCaw and McCaw is required to vote its shares in favor of any such sale approved by the unaffiliated shareholders.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     Item 7(b) Pro Forma Financial Information              Page

     Introduction and Explanatory Note........................8

     Unaudited Pro Forma Balance Sheet as of
     September 30, 1994.......................................9

     Unaudited Pro Forma Statement of Income for the
     year ended December 31,1993..............................11

     Unaudited Pro Forma Statement of Income for the
     nine-month period ended September 30, 1994...............13

     Notes to Unaudited Pro Forma Financial Statements........14


     Item 7(c) Exhibits

     Exhibit
     Number    Description

     2.1 Distribution Agreement dated December 28, 1994 between LIN Broadcasting Corporation and LIN
               Television Corporation

     2.2 Tax Allocation Agreement dated December 28, 1994 between LIN Broadcasting Corporation and LIN
               Television Corporation

     2.3       Management Services Agreement dated December 28,
               1994 between LIN Broadcasting Corporation and LIN
               Television Corporation

     2.4       Employee Benefits Allocation Agreement dated
               December 28, 1994 between LIN Broadcasting
               Corporation and LIN Television Corporation

     2.5       Consulting Agreement dated December 28, 1994 among
               LIN Television Corporation, LCH Communications,
               Inc. and LIN Michigan Broadcasting Corporation

     Exhibit
     Number    Description

     2.6       Right of First Refusal Agreement dated December
               28, 1994 between LIN Broadcasting Corporation and
               LIN Television Corporation

     99.1      Asset Purchase Agreement dated June 7, 1994 among
               LIN Broadcasting Corporation, LIN Television
               Corporation, Cook Inlet Communications Corp. and
               Cook Inlet Communications, Inc.

     99.2      First Amendment to Asset Purchase Agreement dated
               September 26, 1994 among LIN Broadcasting
               Corporation, LIN Television Corporation, Cook
               Inlet Communications Corp. and Cook Inlet
               Communications, Inc.

     99.3      Second Amendment to Asset Purchase Agreement dated
               December 6, 1994 among LIN Broadcasting
               Corporation, LIN Television Corporation, Cook
               Inlet Communications Corp. and Cook Inlet
               Communications, Inc.

     99.4      LIN Broadcasting Press Release issued December 29,
                              1994

                 PRO FORMA FINANCIAL INFORMATION

                 PRO FORMA FINANCIAL INFORMATION

Introduction and Explanatory Note:

     On December 28, 1994, the Registrant distributed to the holders of LIN Broadcasting Common Stock, $.01 par value, of record on December 9, 1994, all of the outstanding common stock, $.01 par value, of LIN Television Corporation. The distribution was made in the form of a stock dividend of one share of LIN Television Common Stock for every two shares of LIN Broadcasting Common Stock held on the Record Date.

     The following unaudited Pro Forma Balance Sheet and Statements of Income give effect to the spin-off of LIN Television to the stockholders of LIN Broadcasting. The Unaudited Pro Forma Balance Sheet as of September 30, 1994 gives effect to the spin-off as though it had occurred on September 30, 1994. The Unaudited Pro Forma Statements of Income give effect to the spin-off as if it had occurred at the beginning of the year ended December 31, 1993 and the nine months ended September 30, 1994. These Unaudited Pro Forma Financial Statements have been prepared from the historical financial statements of LIN Broadcasting and should be read in conjunction therewith. This pro forma information is not necessarily indicative of future operating results or financial position that will occur after completion of the Transaction.

                     Unaudited Pro Forma Balance Sheet
                            September 30, 1994
                             ($ in Thousands)

                                   LIN           Pro Forma
                              Broadcasting     Adjustments
                              Corporation         LIN TV          Pro Forma
                               Historical         Spin-Off      Balance Sheet
                             --------------   -------------   ---------------
ASSETS
Current Assets:
  Cash and cash equivalents         $81,894       $(6,426) (1a)      $75,468
  Accounts receivable,
     less allowance for
     doubtful accounts              163,477       (26,472) (1a)      137,005
  Film contract rights,
     prepaid expenses and
     other current assets            26,482       (12,794) (1a)       13,688
                                 ----------      ---------         ----------
     Total current assets           271,853       (45,692)            226,161

Property and equipment,
  at cost, less accumulated
  depreciation                      464,871       (50,712) (1a)       414,159
Other noncurrent assets              67,270       (14,384) (1a)        52,886
Investments in and advances
  to unconsolidated affiliates      258,182             --            258,182
Intangible assets, less
  accumulated amortization        2,047,068       (82,871) (1a)     1,964,197
                                 ----------      ---------         ----------
     Total assets                $3,109,244     $(193,659)         $2,915,585
                                 ==========     ==========         ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Current portion of
     long-term bank debt           $180,819      $(37,381) (1a)      $143,438
  Accounts payable, accrued
     expenses and other
     current liabilities            221,241       (33,081) (1a)       188,160
                                 ----------      ---------         ----------
     Total current
       liabilities                  402,060       (70,462)            331,598

Long-term bank debt               1,625,788      (150,476) (1a)     1,475,312
Deferred income taxes               789,044       (30,762) (1a)       758,282
Film contract rights and
  other noncurrent liabilities       16,447        (6,337) (1a)        10,110
Minority interests in equity
  of consolidated subsidiaries       60,775             --             60,775

                                (continued)

                            September 30, 1994
                             ($ in Thousands)

                                   LIN           Pro Forma
                              Broadcasting     Adjustments
                              Corporation         LIN TV          Pro Forma
                               Historical         Spin-Off      Balance Sheet
                             --------------   -------------   ---------------
LIABILITIES AND STOCKHOLDERS'
EQUITY (Continued)

Stockholders' Deficit:
  Common stock                          553             --                553
  Paid-in capital                 1,008,887         64,378 (1a)     1,073,265
  Deficit                         (620,576)             --           (620,576)
                                 ----------      ---------         ----------
                                    388,864         64,378            453,242
  Less common stock in
     treasury, at cost            (173,734)             --           (173,734)
                                 ----------      ---------         ----------
     Total stockholders'
       equity                       215,130         64,378            279,508
                                 ----------      ---------         ----------
     Total liabilities
       and stockholders'
       deficit                   $3,109,244     $(193,659)         $2,915,585
                                 ==========     ==========         ==========


    See accompanying notes to unaudited pro forma financial statements.

                  Unaudited Pro Forma Statement of Income
                       Year Ended December 31, 1993
                             ($ in Thousands)


                                   LIN           Pro Forma
                              Broadcasting     Adjustments
                              Corporation         LIN TV          Pro Forma
                               Historical         Spin-Off         Results
                             --------------   -------------     -----------

Net Revenues                       $688,557     $(127,542) (1b)     $561,015

Operating Costs and Expenses:
  Direct operating                  123,081       (35,104) (1b)       87,977
  Selling, general and
     administrative                 261,549       (31,160) (1b)      230,389
  Corporate expenses                  8,340             --             8,340
  Depreciation                       45,940        (5,151) (1b)       40,789
  Amortization of intangible
     assets                          79,190        (2,769) (1b)       76,421
  Provision for loss on
     cellular equipment              42,152             --            42,152
                                  ---------      ---------         ---------
                                    560,252       (74,184)           486,068
                                  ---------      ---------         ---------
Operating Income                    128,305       (53,358)            74,947
                                  ---------      ---------         ---------

Other Income (Expense):
  Equity in income of
     unconsolidated
     affiliates                     103,125             --           103,125
  Investment and other income         7,015          (797) (1b)        6,218
  Interest expense                 (95,407)         13,678 (1b)      (81,729)
                                  ---------      ---------         ---------
                                     14,733         12,881            27,614
                                  ---------      ---------          ---------

Income Before Income Tax
  Expense and Minority
  Interests                         143,038       (40,477)           102,561
Income Tax Expense                   65,569       (17,563) (1b)       48,006
                                  ---------      ---------         ---------
Income Before Minority
  Interests                          77,469       (22,914)            54,555



                                (continued)

                       Year Ended December 31, 1993
                             ($ in Thousands)


                                   LIN           Pro Forma
                              Broadcasting     Adjustments
                              Corporation         LIN TV          Pro Forma
                               Historical         Spin-Off         Results
                             --------------   -------------     -----------

Minority Interests:
In net income of consolidated
  subsidiaries                      (3,896)             --           (3,896)
Provision for preferred
  stock dividends of a
  subsidiary                      (134,300)             --         (134,300)
                                  ---------      ---------         ---------
Net Income (Loss)                 $(60,727)      $(22,914)         $(83,641)
                                  =========      =========         =========
Net Income (Loss)
  Per Share                         $(1.18)        $(0.45)           $(1.63)
                                  =========      =========         =========


    See accompanying notes to unaudited pro forma financial statements.

                  Unaudited Pro Forma Statement of Income
                   Nine Months Ended September 30, 1994
                             ($ in Thousands)

                                   LIN           Pro Forma
                              Broadcasting     Adjustments
                              Corporation         LIN TV          Pro Forma
                               Historical         Spin-Off         Results
                             --------------   -------------     -----------

Net Revenues                       $636,242     $(105,199) (1b)     $531,043

Operating Costs and Expenses:
  Direct operating                  105,317       (30,454) (1b)       74,863
  Selling, general and
     administrative                 271,589       (25,041) (1b)      246,548
  Corporate expenses                  7,326             --             7,326
  Depreciation                       42,685        (4,283) (1b)       38,402
  Amortization of intangible
     assets                          62,507        (2,083) (1b)       60,424
                                  ---------      ---------         ---------
                                    489,424       (54,547)           427,563
                                  ---------      ---------         ---------
Operating Income                    146,818       (42,450)           103,480

Other Income (Expense):
  Equity in income of
    unconsolidated affiliates        92,817             --            92,817
  Investment and other income         3,406          (696) (1b)        2,710
  Interest expense                 (78,182)          9,590 (1b)      (68,592)
  Gain on redemption of
     preferred stock                468,689             --           468,689
                                  ---------      ---------         ---------
                                    486,730          8,894           495,624
Income Before Income Tax
  Expense and Minority
  Interests                         633,548       (34,444)           599,104
Income Tax Expense                   49,431       (13,886) (1b)       35,545
                                  ---------      ---------         ---------
Income Before Minority
  Interests                         584,117       (20,558)           563,559

Minority Interests:
In net income of consolidated
  subsidiaries                       20,913             --            20,913
Provision for preferred stock
  dividends of a subsidiary          33,575             --            33,575
                                  ---------      ---------          ---------
Net Income                         $529,629      $(20,558)          $509,071
                                  =========      =========         =========
Net Income Per Share               $(10.19)        $(0.40)             $9.79
                                  =========      =========         =========
    See accompanying notes to unaudited pro forma financial statements.

        Notes to Unaudited Pro Forma Financial Statements

Note 1 - LIN Television Corporation Spin-Off

     On December 28, 1994, LIN Broadcasting distributed the common stock of its wholly owned subsidiary LIN Television Corporation to LIN Broadcasting's stockholders on a tax-free basis. LIN Television Corporation owns seven network affiliated television stations, including station WTNH-TV acquired subsequent to the spin-off. LIN Broadcasting continues to own one network affiliated television station (WOOD-TV) in addition to its cellular businesses. The pro forma financial statements reflect the removal of LIN Television's various asset and liability accounts as well as its results of operations as of and for the periods presented.

     (a) To reflect the removal of LIN Television's operating assets and liabilities. The net liabilities of LIN
          Television are reflected as an increase to additional paid-in capital of LIN Broadcasting.

     (b) To reflect the removal of the operating results of LIN Television for the periods presented. Certain costs which were allocated by LIN Broadcasting to LIN Television were not deducted in arriving at the pro forma results as those costs would continue to be incurred by LIN Broadcasting after the spin-off. Such costs, net of the related tax benefits, amounted to $627,000 and $520,000 for the year ended December 31, 1993 and the nine months ended September 30, 1994, respectively.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LIN BROADCASTING CORPORATION



Dated:  January 12, 1995      By   /s/ DONALD GUTHRIE
                                  ----------------------
                                  Senior Vice President-Finance

                        INDEX TO EXHIBITS

Exhibit
Number    Description

2.1       Distribution Agreement dated December 28, 1994 between
          LIN Broadcasting Corporation and LIN Television
          Corporation

2.2 Tax Allocation Agreement dated December 28, 1994 between LIN Broadcasting Corporation and LIN Television
          Corporation

2.3 Management Services Agreement dated December 28, 1994 between LIN Broadcasting Corporation and LIN Television
          Corporation

2.4       Employee Benefits Allocation Agreement dated
          December 28, 1994 between LIN Broadcasting Corporation and LIN Television Corporation

2.5       Consulting Agreement dated December 28, 1994 among LIN
          Television Corporation, LCH Communications, Inc. and
          LIN Michigan Broadcasting Corporation

2.6       Right of First Refusal Agreement dated December 28,
          1994 between LIN Broadcasting Corporation and LIN
          Television Corporation

99.1      Asset Purchase Agreement dated June 7, 1994 among LIN
          Broadcasting Corporation, LIN Television Corporation,
          Cook Inlet Communications Corp. and Cook Inlet
          Communications, Inc.

99.2      First Amendment to Asset Purchase Agreement dated
          September 26, 1994 among LIN Broadcasting Corporation,
          LIN Television Corporation, Cook Inlet Communications
          Corp. and Cook Inlet Communications, Inc.

99.3      Second Amendment to Asset Purchase Agreement dated
          December 6, 1994 among LIN Broadcasting Corporation,
          LIN Television Corporation, Cook Inlet Communications
          Corp. and Cook Inlet Communications, Inc.

99.4      LIN Broadcasting Press Release issued December 29, 1994